SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC  20549


                                    FORM 8-K

                            Current Report Pursuant
                         to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                        Date of Report: October 20, 1999

                      ACADIA NATIONAL HEALTH SYSTEMS, INC.
             (Exact Name of Registrant as Specified in its Charter)

                                    COLORADO
                 (State or Other Jurisdiction of Incorporation)


         0-28976                                        010509781
 (Commission File Number)                (I.R.S. Employer Identification Number)

     415 Rodman Road, Auburn, Maine                       04210
(Address of Principal Executive Offices)               (Zip Code)


                                 (207) 777-3423
                                 (800) 479-3066
              (Registrant's Telephone Number, Including Area Code)

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INFORMATION INCLUDED IN THIS REPORT


ITEMS 1 THROUGH 4, 6 THROUGH 9 NOT APPLICABLE.


ITEM 5. OTHER EVENTS.

(i) Reference is made to the press releases issued to the public by the Registrant on October 4 and 12, 1999, the text of which is attached hereto as Exhibit 99.1 and 99.2, respectively, including a description of the events reported pursuant to this Form 8-K.

INDEX TO EXHIBITS

Exhibit Description

     99.1 Text of press release dated October 12, 1999

     99.2 Text of press release dated October 4, 1999

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Exhibit 99.1

Echo Management Group and Acadia National Health Systems, Inc. Announce Joint Venture CENTER CONWAY, N.H. and AUBURN, Maine, Oct 12, l999 (BW HealthWire)--

Echo Management Group and Acadia National Health Systems, Inc. have formed a joint venture to meet the needs of the behavioral health providers. The venture combines Echo's leading edge software solutions with Acadia National Health Systems transaction processing, insurance billing, and managed care reporting services. The venture provides behavioral healthcare agencies with an Application Service Provider (ASP) approach to streamlining and improving the agency's bottom line. The ASP model provides an agency with hardware/software, skilled billing personnel, and improved revenue streams without the need for large capital expenditures.

CONTACT:
Echo Management Group Michael Lachapelle, (800) 635-8209 www.echoman.com; or Acadia National Health Systems, Inc. John F. Raden, (800) 479-3066

Exhibit 99.2

Maine Healthcare Companies Plan Merger AUBURN, Maine, Oct 4, 1999
(BW HealthWire) --

Acadia National Health Systems, Inc., (OTCBB: ACAD) a publicly traded Maine based medical financial and consulting company serving physicians and medical service organizations throughout New England, announced today that it has signed a letter of intent to merge with Medlecture.com. Medlecture.com is an Internet e-commerce company based in Auburn, Maine, that provides a unique web based information and education program for physicians. "The combination of Acadia and Medlecture.com is the natural evolution for both companies," said Paul Chute Chairman/CEO of Acadia. "They are a perfect match. Acadia has a long history of bringing a superior level of financial service to physicians throughout New England. By combining the resources of the Internet based Medlecture.com with Acadia, physicians will be able to receive a comprehensive package of financial and education resources." The fact that Acadia is a publicly traded company with an experienced senior management team already in place, were critical factors in the merger. Emile Clavet, a partner in Medlecture.com said, "In order to raise the funds required to grow our business in the future, it will be necessary for us to be a public company with a strong management team. Acadia National Health Systems, Inc. has, for the past three years, had all the elements in place and is a fully compliant public company." "This is an excellent opportunity for Acadia National Health System's shareholders," added Chute. "They will be getting a stronger company with new products and services that will help the company continue to grow and add increased shareholder value." Acadia and Medlecture.com will now proceed to the due diligence phase of the process and expect to receive board and shareholder approval for the merger by the end of the year.

CONTACT:
Acadia National Health Systems, Inc. John W. Holt Jr., 207/777-3423 jolt@acadianational.com

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                         ACADIA NATIONAL HEALTH SYSTEMS, INC.

                         /s/ Paul W. Chute

DATE: October 20, 1999   By:    PAUL W. CHUTE
                         Name:  Paul W. Chute
                         Title: Chief Executive Officer